                                                                   EXHIBIT 10.19



                                 STEELCASE INC.


                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN


            As amended and restated effective as of March 27, 2003.

              STEELCASE INC. EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN


                                TABLE OF CONTENTS



PREAMBLE..........................................................................................................1


SECTION 1 - ESTABLISHMENT OF PLAN.................................................................................2

         1.1      Plan Document...................................................................................2
         1.2      Effective Date..................................................................................2
         1.3      Deferred Compensation Plan......................................................................2

SECTION 2 - DEFINITIONS...........................................................................................3

         2.1      Active Participation............................................................................3
         2.2      Beneficiary.....................................................................................3
         2.3      Committee.......................................................................................3
         2.4      Company.........................................................................................3
         2.5      Compensation Committee..........................................................................3
         2.6      Competition.....................................................................................3
         2.7      Early Retirement................................................................................3
         2.8      Employee........................................................................................3
         2.9      15-Year Benefit.................................................................................3
         2.10     Final Average Earnings..........................................................................4
         2.11     5-Year Benefit..................................................................................4
         2.12     Fiscal Year.....................................................................................4
         2.13     Normal Retirement...............................................................................4
         2.14     Normal Retirement Age...........................................................................4
         2.15     Normal Retirement Date..........................................................................4
         2.16     Participant.....................................................................................4
         2.17     Payment Date....................................................................................4
         2.18     Plan Year.......................................................................................4
         2.19     Spouse or Surviving Spouse......................................................................4
         2.20     Total Disability................................................................................4

SECTION 3 - ADMINISTRATION OF PLAN................................................................................5

         3.1      Powers and Responsibilities of the Committee....................................................5
         3.2      Delegation of Responsibility....................................................................5
         3.3      Responsibility; Indemnification.................................................................5


SECTION 4 - ELIGIBILITY...........................................................................................6

         4.1      Participation...................................................................................6
         4.2      Termination of Active Participation.............................................................6
         4.3      Final Termination of Participation..............................................................6

SECTION 5 - VESTING...............................................................................................7

         5.1      Vesting Service.................................................................................7
         5.2      Vested Percentage...............................................................................7

SECTION 6 - BENEFITS..............................................................................................8

         6.1      Benefit Amounts.................................................................................8
                  (a)      5-Year Benefit.........................................................................8
                  (b)      15-Year Benefit........................................................................8
         6.2      Payment of Benefits.............................................................................8
                  (a)      Normal Retirement......................................................................8
                  (b)      Early Retirement.......................................................................8
                  (c)      Total Disability.......................................................................8
                  (d)      Death..................................................................................8
         6.3      Forfeiture of Benefits..........................................................................9
                  (a)      Termination Before Retirement..........................................................9
                  (b)      Termination for Cause..................................................................9
                  (c)      No Surviving Spouse....................................................................9
                  (d)      Competition............................................................................9
                  (e)      Election to Receive Benefits Under Another Plan........................................9

SECTION 7 - AMENDMENT AND TERMINATION............................................................................10

         7.1      Amendment......................................................................................10
         7.2      Termination....................................................................................10

SECTION 8 - GENERAL PROVISIONS...................................................................................11

         8.1      Unfunded Plan; Unsecured Creditor Status.......................................................11
         8.2      No Right to Participate........................................................................11
         8.3      No Employment Right............................................................................11
         8.4      No Assignment or Transfer......................................................................11
         8.5      Currency.......................................................................................11
         8.6      Withholding and Payroll Taxes..................................................................11
         8.7      Incompetent Payee..............................................................................11
         8.8      Governing Law..................................................................................11
         8.9      Construction...................................................................................12

                                    PREAMBLE

         Steelcase Inc. ("Company") has established and maintains the Steelcase Inc. 1994 Executive Supplemental Retirement Plan ("Plan"), a supplemental executive retirement plan for a select group of management personnel of the Company. Effective as of January 1, 1995, the Company amended and restated programs previously adopted by the Board of Directors on January 14, 1981, and July 19, 1982, as a single plan and gave the Plan its present name. Effective as of June 1, 2000, the Company again amended and restated the Plan. The Plan's purpose is to assist the Company in attracting and retaining highly qualified Company executives and to enable those executives to devote their full-time best efforts to the Company by providing to them supplemental retirement income in consideration of those efforts. This document renames the Plan as the "Steelcase Inc. Executive Supplemental Retirement Plan" and amends and restates the terms and conditions of the Plan, effective as of March 27, 2003.

                                    SECTION 1

                              ESTABLISHMENT OF PLAN

1.1 Plan Document. This document, as amended from time to time, shall constitute the governing document of the Plan.

1.2 Effective Date. Except where otherwise provided in this Plan, the effective date of this amended and restated Plan is March 27, 2003.

1.3 Deferred Compensation Plan. This Plan is intended to be a plan which is unfunded and is maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in Sections 201(2), 301(a)(3) and 402(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This Plan also is intended to be an unfunded supplemental program that is not subject to limitations applicable to benefits provided through a qualified, tax-exempt employee benefit plan established pursuant to Section 401(a) of the Internal Revenue Code of 1986, as amended.

                                    SECTION 2

                                   DEFINITIONS

2.1 "ACTIVE PARTICIPANT" means a Participant whose active Plan participation has not yet terminated pursuant to Section 4.2 (Termination of Participation).

2.2 "BENEFICIARY" means the individual, trust, or other entity designated by a Participant to receive any amounts payable with respect to the Participant under the Plan after the Participant's death. A Participant may designate or change a Beneficiary by filing a signed designation with the Committee on a form approved by the Committee. A Participant's Will, Trust or other estate planning document is not effective for this purpose. If a designation has not been completed properly and filed with the Committee prior to the Participant's death, or is ineffective for any other reason, the Beneficiary shall be the Participant's Surviving Spouse.

2.3 "COMMITTEE" means the committee established to administer the Plan, the members of which are the same individuals as the members of the administrative committee of the Steelcase Inc. Retirement Plan.

2.4      "COMPANY" means Steelcase Inc.

2.5 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board of Directors of Steelcase Inc.

2.6 "COMPETITION" means direct or indirect participation in the manufacture, design or distribution of any products of the same type as those of the Company or any subdivision, subsidiary, or affiliate of the Company (collectively the "Company" for purposes of this Section 2.6), including, but not limited to, office furniture, office systems or architectural products, or the providing of any related services, for or on behalf of any person or entity other than the Company and its authorized dealers, at any location within or without the United States of America. It is intended that this definition shall be enforced to the fullest extent permitted by law. If any part of this definition shall be construed to be invalid or unenforceable, in whole or in part, then such definition shall be construed in a manner so as to permit its enforceability to the fullest extent permitted by law.

2.7 "EARLY RETIREMENT" means termination of employment, for any reason other than death, at any time on or after the first date on which the sum of the Participant's age and years of service equals or exceeds 80 (as determined for purposes of the Steelcase Inc. Retirement Plan) and before the Participant reaches his or her Normal Retirement Age.

2.8 "EMPLOYEE" means any employee of the Company, excluding independent contractors, leased employees, and self-employed individuals.

2.9 "15-YEAR BENEFIT" means the benefit described in Section 6.1(b) (15-Year Benefit).

2.10 "FINAL AVERAGE EARNINGS" means the average of the Participant's base salary for the three consecutive calendar years prior to his or her retirement or death. Base salary includes the gross amount payable to the Participant prior to any elective, pre-tax salary deferrals. If base salary is paid in any currency other than U.S. Dollars, the base salary shall be converted into an equivalent amount in U.S. Dollars on the basis of any reasonable method as may be determined by the Committee in its sole discretion.

2.11 "5-YEAR BENEFIT" means the benefit described in Section 6.1(a)(5-Year Benefit).

2.12 "FISCAL YEAR" means the financial reporting and taxable year of Steelcase Inc.

2.13 "NORMAL RETIREMENT" means termination of employment on or after the Participant attains Normal Retirement Age.

2.14     "NORMAL RETIREMENT AGE" means age 65.

2.15 "NORMAL RETIREMENT DATE" means the first Payment Date after the date the Participant reaches his or her Normal Retirement Age.

2.16 "PARTICIPANT" means an Employee who is a corporate officer of the Company elected by the Company's Board of Directors and designated by the Compensation Committee pursuant to Section 4.1 (Participation). The term also includes former corporate officers designated by the Compensation Committee pursuant to Section 4.1(Participation) for continuing participation in the Plan, and living former corporate officers with respect to whom benefits of the Plan remain payable.

2.17 "PAYMENT DATE" means the date following the last day of the Plan Year on which it is determined that payments are administratively feasible.

2.18     "PLAN YEAR" means the annual period coinciding with the Fiscal Year.

2.19 "SPOUSE OR SURVIVING SPOUSE" means the person to whom the Participant is legally married on the date benefit payments are scheduled to begin to the Participant. The legal existence of a spousal relationship shall be governed by the law of the State of Michigan. For purposes of determining benefit recipients upon the death of the Participant, the Surviving Spouse shall be the person to whom the Participant is legally married on the date of the Participant's death. If the Participant and Spouse die under circumstances that make the order of their deaths uncertain, it shall be presumed for purposes of this Plan that the Participant survived the Spouse.

2.20 "TOTAL DISABILITY" means a physical or mental condition that totally and permanently prevents an individual from performing the duties of his or her employment. The determination of Total Disability shall be made by the Committee through procedures established for that purpose and on the basis of reasonable medical examination. The cost of any medical examination shall be an expense of administration of the Plan.

                                    SECTION 3

                             ADMINISTRATION OF PLAN

3.1 Powers and Responsibilities of the Committee. Except as otherwise provided herein, the Committee shall administer the Plan. The Committee has the full power and the full discretionary authority to administer the Plan in all its details, including, but not limited to, the interpretation of the Plan's provisions. The Committee shall act by vote or consent of a majority of its members. To the extent necessary or appropriate, the Committee may adopt rules, policies, and forms for the administration, interpretation, and implementation of the Plan. All of the Committee's decisions, determinations, and interpretations of the Plan shall be final and binding on all parties. A member of the Committee shall not participate in and shall not be counted as a member with respect to any action of the Committee directly affecting only that member.

3.2 Delegation of Responsibility. Notwithstanding Section 3.1 (Powers and Responsibilities of the Committee), the Committee may delegate to any employee or class of employees of the Company any of its powers or responsibilities under the Plan it deems appropriate, including, but not limited to, the duty to provide Plan communications to, and distribute to and receive Plan forms from, Participants, Surviving Spouses, and Beneficiaries.

3.3 Responsibility; Indemnification. Members of the Committee and the Compensation Committee shall not be personally responsible or liable for any act or omission in connection with performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. The Company shall hold harmless and indemnify each member of the Committee and Compensation Committee, and any other individual exercising delegated authority or responsibility with respect to the Plan pursuant to Section 3.2 (Delegation of Responsibility), from any and all liabilities and costs arising from any act or omission related to the performance of duties or the exercise of discretion and judgment with respect to the Plan.

                                    SECTION 4

                                   ELIGIBILITY

4.1 Participation. Participation in the Plan shall be limited to corporate officers elected by the Board of Directors of the Company and designated by the Compensation Committee for participation in the Plan and to former corporate officers of the Company designated by the Compensation Committee for continuing participation in the Plan. The Compensation Committee shall review each eligible candidate and designate each eligible individual to be enrolled as a Participant. A Participant shall commence participation in the Plan effective as of the date specified by the Compensation Committee for that Participant.

4.2 Termination of Active Participation. A Participant is considered to be actively participating in the Plan from the date participation begins under
Section 4.1 (Participation) until the earliest of (a) the date his or her active participation is terminated by the Compensation Committee for any reason, (b) the date on which he or she ceases to be an elected officer of the Company (unless the Compensation Committee designates the Participant for continued active participation in the Plan pursuant to Section 4.1 (Participation)), or
(c) the date of his or her termination of employment from the Company for any reason. A Participant's vested percentage shall be determined under Section 5 (Vesting) as of the date of his or her termination of active participation and thereafter shall not increase.

4.3 Final Termination of Participation. A Participant shall cease all participation in the Plan when he/she is no longer entitled to any benefits under the Plan.

                                    SECTION 5

                                     VESTING

5.1 Vesting Service. For purposes of determining a Participant's vested percentage under Section 5.2 (Vested Percentage), a Participant shall be credited with one year of service for each twelve (12) months he or she is an Active Participant in the Plan. Fractional years shall not be credited.

5.2 Vested Percentage. A Participant's vested percentage shall be determined according to the following schedule:

            Years of Vesting Service                    Vested Percentage

            Less than 3 years                                    0%
            3 years, but less than 4 years                      20%
            4 years, but less than 5 years                      40%
            5 years, but less than 6 years                      60%
            6 years, but less than 7 years                      80%
            7 years or more                                    100%

                                    SECTION 6

                                    BENEFITS

6.1      Benefit Amounts. Plan benefits shall consist of the following:

         (a) 5-Year Benefit. The 5-Year Benefit shall be five annual payments, each equal to 70% of a Participant's Final Average Earnings multiplied by the Participant's vested percentage determined under Section 5.2 (Vested Percentage).

         (b) 15-Year Benefit. The 15-Year Benefit shall be 15 annual payments, each equal to $50,000 multiplied by the Participant's vested percentage determined under Section 5.2 (Vested Percentage).

6.2 Payment of Benefits. Except as otherwise provided in Section 6.3 (Forfeiture of Benefits), both the 5-Year Benefit and the 15-Year Benefit shall be paid to a Participant as follows:

         (a) Normal Retirement. Upon Normal Retirement, the Participant's 5-Year Benefit and 15-Year benefit payments shall both commence on the Participant's Normal Retirement Date.

         (b) Early Retirement. Upon Early Retirement, the Participant's 5-Year Benefit and 15-Year Benefit shall both commence on his or her Normal Retirement Date; provided, however, that the Participant, with the consent of the Committee, may elect payment of either his or her 5-Year Benefit, 15-Year benefit, or both, to begin at any other Payment Date prior to his or her Normal Retirement Date that is at least 12 months subsequent to his or her election. If early payment is elected as to either or both benefits, the amount of each annual payment under each benefit elected shall be determined by dividing the total dollar amount of the benefit by the number of reduced equal annual installments that result in the last reduced annual installment of the benefit being paid on the date that the last annual installment would have been paid if benefit payments had commenced on the Participant's Normal Retirement Date. A Participant's election of early commencement of benefit payments must be made in writing on a form provided by the Committee.

         (c) Total Disability. In the event of the Total Disability of a Participant before benefit payments commence under the Plan, the Participant's 5-Year Benefit and 15-Year Benefit shall both commence on the Payment Date following the date the Participant incurred the Total Disability. The amount and duration of payments will be determined in accordance with the early payment provision for Early Retirement under 6.2(b).

         (d) Death. In the event of a Participant's death before benefit payments commence under the Plan, benefit payments will be made to the Participant's Surviving

                  Spouse, or to any other Beneficiary designated by the Participant prior to death, commencing on the Payment Date following the date of the Participant's death. If a Participant dies after benefit payments begin under the Plan, remaining benefit payments will continue to be made at the times and in the amounts in effect at the Participant's death to the Participant's Surviving Spouse, or to any other Beneficiary designated by the Participant prior to death. Whether paid directly to the Surviving Spouse or to another Beneficiary designated by the Participant, benefit payments shall be made or shall continue, following death of the Participant, only if the Participant has a Surviving Spouse and only as long as the Surviving Spouse is living.

6.3 Forfeiture of Benefits. A Participant's right to any 5-Year Benefit and 15-Year Benefit amounts remaining unpaid under this Plan shall be forfeited upon occurrence of any of the following events:

         (a) Termination Before Retirement -- termination of the Participant's employment with the Company before eligibility for Normal Retirement, Early Retirement or Total Disability benefits;

         (b) Termination for Cause -- termination of the Participant's employment with the Company for cause;

         (c) No Surviving Spouse -- death of the Participant without a Surviving Spouse or death of the Participant's Surviving Spouse following the Participant's death;

         (d) Competition -- the Participant directly or indirectly engages in Competition at any time during his or her employment with the Company or during the three year period following his or her termination of employment with the Company, without prior approval of the Committee; or

         (e) Election to Receive Benefits Under Another Plan -- election by the Participant to receive benefits under any non-qualified supplemental deferred compensation plan maintained by the Company or by any of its subsidiaries or affiliates (other than the Steelcase Inc. Restoration Retirement Plan and the Steelcase Inc. Deferred Compensation Plan), or under any other similar arrangement.

                                    SECTION 7

                            AMENDMENT AND TERMINATION

7.1 Amendment. This Plan may be amended in any manner at any time by either the Compensation Committee or the Board of Directors of Steelcase Inc. An amendment changing the amount of benefits shall comply with the following:

         (a) In the event that the Plan is amended to decrease the amount of benefit payments, the decrease shall not apply to any Participant who, prior to the amendment's effective date, is retired under the Normal Retirement, Early Retirement or Total Disability provisions of the Plan, or to any Surviving Spouse of a Participant who died prior to the amendment, and who is receiving benefit payments or is entitled to future benefit payments under the Plan. Except as otherwise provided in an amendment to the Plan, benefit reductions shall apply to all Participants remaining employed by the Company as of the amendment's effective date.

         (b) In the event the Plan is amended to increase the amount of benefit payments, the increase, unless otherwise provided in the amendment, shall apply both to Participants employed on and after the amendment's effective date and to any Participant who, prior to the amendment's effective date, is retired under the Normal Retirement, Early Retirement or Total Disability provisions of the Plan, or to any Surviving Spouse of a Participant who died prior to the amendment, and who is receiving benefit payments or is entitled to future benefit payments under the Plan as of the amendment's effective date; provided, however, that any benefit increase shall be applied proportionately to reduced annual benefit payments elected pursuant Section 6.2(b) (Early Retirement) that remain payable to a Participant, or his or her Surviving Spouse.

7.2 Termination. Either the Compensation Committee or the Board of Directors of Steelcase Inc. may terminate the Plan at any time and for any reason. Upon termination of the Plan, the Compensation Committee or the Board of Directors of Steelcase Inc. shall specify the extent to which benefits of Active Participants shall be preserved or terminated. Upon termination of the Plan, all benefits that are being paid or that are payable at a future date to any Participant who died, or retired under the Normal Retirement, Early Retirement or Total Disability provisions of the Plan, prior to the Plan's termination, shall continue to be paid in accordance with the terms of the Plan in effect at the time of termination.

                                    SECTION 8

                               GENERAL PROVISIONS

8.1 Unfunded Plan; Unsecured Creditor Status. This shall be an unfunded Plan within the meaning of ERISA. A Participant, or his or her Beneficiary, shall be a general, unsecured general creditor of the Company with respect to payment of any benefit under the Plan. The right of a Participant or Beneficiary to be paid a benefit under the terms of the Plan shall be no greater than the right of any other general, unsecured creditor of the Company.

8.2 No Right to Participate. Nothing in this Plan shall be deemed or interpreted to provide a Participant or any non-participating Employee with any contractual right to participate in or receive benefits of the Plan. The right to participate and the duration of Active Participant status shall be determined in the sole discretion of the Compensation Committee.

8.3 No Employment Right. Participation in this Plan shall not be construed as constituting a commitment, guarantee, agreement, or understanding of any kind that the Company or any subdivision of the Company will continue to employ any individual, and this Plan shall not be construed or applied as any type of employment contract or obligation. Nothing herein shall abridge or diminish the rights of the Company or the employing subdivision of the Company to determine the terms and conditions of employment of any Participant or other Employee or to terminate the employment of any Participant or other Employee with or without cause at any time.

8.4 No Assignment or Transfer. Neither a Participant nor Beneficiary or other representative of a Participant shall have any right to assign, transfer, attach, or hypothecate any amount or credit, potential payment, or right to future payments or any other benefit provided under this Plan. Payment of any amount due or to become due under this Plan shall not be subject to the claims of creditors of the Participant or to execution by attachment or garnishment or any other legal or equitable proceeding or process.

8.5      Currency.  All Plan benefits shall be paid in U.S. Dollars.

8.6 Withholding and Payroll Taxes. The Company shall deduct from any payment made under this Plan all amounts required by federal, state, and local tax laws to be withheld and shall subject any payments made under the Plan to all applicable payroll taxes and assessments as may be in effect at the time of any payment of benefits under the Plan.

8.7 Incompetent Payee. If the Committee determines that a Participant or Beneficiary entitled to a payment of benefits under this Plan is incompetent, it may cause the benefits to be paid to another person for the use or benefit of the Participant or Beneficiary at the time or times otherwise payable hereunder, in total discharge of the Plan's obligations to the Participant or Beneficiary.

8.8 Governing Law. This Plan shall be governed in all respects, whether as to construction, capacity, validity, performance or otherwise, by the laws of the State of Michigan, without regard to the State of Michigan's conflicts of laws principles, except to the extent preempted by the laws of the United States of America.

8.9 Construction. The Plan's Table of Contents and the headings to the Plan's Sections are included solely for convenience and shall in no event affect, or be used in connection with, the interpretation of the Plan. Each Plan provision shall be treated as severable and if any provision is declared illegal, invalid or unenforceable, the Plan shall be interpreted, and shall remain in full force and effect, as though that provision had never been contained in this Plan.

         IN WITNESS WHEREOF, the Company has adopted and executed this amendment and restatement of the Plan pursuant to the authority of its Compensation Committee this 3rd day of April, 2003.

                           STEELCASE INC.



                           By:    /s/  Nancy W. Hickey
                                -----------------------------------------------
                           Its: Sr. Vice President, Global Strategic Resources
                                  & Chief Administrative Officer


ATTEST:   /s/ Jon D. Botsford
       ----------------------
       Its Secretary